UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

INSEEGO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9710 Scranton Road, Suite 200

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 812-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the past year, Inseego has significantly bolstered its accounting, financial reporting and internal controls capabilities through a series of changes, including the addition of James Paul McClaskey in December 2023, who joined the Company in the newly-created role of Vice President and Chief Accounting Officer. Consistent with the responsibilities of this position, on September 30, 2024, the Board of Directors of Inseego Corp. (the “Company”) designated Mr. McClaskey as the Company’s Principal Accounting Officer, reporting-in to the Company’s Chief Financial Officer, Steven Gatoff.

Prior to joining the Company, Mr. McClaskey, age 47, served at Berkeley Lights, Inc., as Chief Accounting Officer from 2022 to 2023 and as Vice President, Accounting, from 2021 to 2022. From 2014 to 2021, Mr. McClaskey held roles of increasing responsibility at DISH Network Corporation, serving as Vice President of Accounting from 2019 to 2021 and as Director of Financial Reporting from 2014 to 2019. Mr. McClaskey also held roles of increasing responsibility at URS Corporation, from 2012 to 2014, including Director of Technical and International Accounting. In addition, Mr. McClaskey held roles in both the audit and advisory practices of KPMG, LLP from 2003 to 2012. Mr. McClaskey earned a Bachelor of Arts in Economics from the University of Puget Sound and a Master of Accounting degree from the University of Arizona. Mr. McClaskey is a licensed CPA and is a CFA charterholder.

Mr. McClaskey’s compensatory arrangements will not change as a result of his designation as the Company’s Principal Accounting Officer. There are no arrangements or understandings between Mr. McClaskey and any other person pursuant to which he was designated as Principal Accounting Officer. Mr. McClaskey does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. McClaskey has an interest requiring disclosure under Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: October 2, 2024	By:	/s/ Steven Gatoff
Name: Steven Gatoff
Title: Chief Financial Officer

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